Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re	Chapter 11

MELINTA THERAPEUTICS, INC., et al.,	Case No. 19-12748 (LSS)

Debtors.[1]	Jointly Administered
Related to Docket Nos. 15, 72, 260

NOTICE OF FINAL ORDER ESTABLISHING NOTICE

AND HEARING PROCEDURES FOR TRADING IN, OR

CLAIMS OF WORTHLESSNESS WITH RESPECT TO,

EQUITY SECURITIES IN THE DEBTORS

TO ALL PERSONS OR ENTITIES WITH EQUITY INTERESTS IN MELINTA THERAPEUTICS, INC.:

PLEASE TAKE NOTICE that on December 27, 2019 (the “Petition Date”), each of the above-captioned debtors and debtors-in-possession (the “Debtors”) commenced a case under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101 et seq., as amended (the “Bankruptcy Code”). Subject to certain exceptions, section 362 of the Bankruptcy Code operates as a stay of any act to obtain possession of property of the Debtors’ estates or of property from the Debtors’ estates or to exercise control over property of the Debtors’ estates.

PLEASE TAKE FURTHER NOTICE that, on the Petition Date, the Debtors filed a motion seeking entry of an interim order and final order establishing notice and hearing procedures for trading in, or claims of worthlessness with respect to, equity securities in the Debtors [Docket No. 15] (the “Motion”).

[1]

The Debtors and the last four digits of their respective taxpayer identification numbers are: Melinta Therapeutics, Inc. (0364); Cempra Pharmaceuticals, Inc. (5814); CEM-102 Pharmaceuticals, Inc. (4262); Melinta Subsidiary Corp. (9437); Rempex Pharmaceuticals, Inc. (6000); and Targanta Therapeutics Corporation (1077). The address of the Debtors’ corporate headquarters is 44 Whippany Road, Suite 280, Morristown, New Jersey 07960.

PLEASE TAKE FURTHER NOTICE that on February 7, 2020, the United States Bankruptcy Court for the District of Delaware (the “Court”) entered the Final Order Establishing Notice and Hearing Procedures for Trading In, or Claims of Worthlessness with Respect to, Equity Securities in the Debtors [Docket No. 260], thereby approving the procedures set forth below in order to preserve the Debtors’ Tax Attributes (as defined in the Motion) (the “Final Order”).

PLEASE TAKE FURTHER NOTICE that, pursuant to the Final Order, the following procedures shall apply to holding and trading in equity securities of Melinta Therapeutics, Inc. (“Melinta Therapeutics”):

1. Any purchase, sale, or other transfer of, or claim of worthlessness with respect to, equity securities in Melinta Therapeutics in violation of the procedures set forth herein (including the notice requirements set forth in Section 2 below) shall be null and void ab initio as an act in violation of the automatic stay under Bankruptcy Code sections 362 and 105(a).

2. The following procedures shall apply to trading in equity securities of Melinta Therapeutics:

(a)

Any purchase, sale, or other transfer of equity securities in Melinta Therapeutics in violation of the procedures set forth herein (including notice requirements) shall be null and void ab initio as an act in violation of the automatic stay under Bankruptcy Code sections 362 and 105(a).

(b)

Any person or entity (as defined in Treasury Regulations section 1.382-3(a)) who currently is or becomes a Substantial Shareholder (as defined below) shall file with the Court, and serve on counsel to the Debtors (Skadden, Arps, Slate, Meagher & Flom LLP, 155 North Wacker Drive, Chicago, Illinois 60606-1720 (Attn: Ron E. Meisler, Esq. and Christopher M. Dressel, Esq.)) a notice of such status, in the form of Exhibit B-1 attached to the Final Order, on or before the later of (i) 20 calendar days after the date of this Notice and (ii) ten calendar days after becoming a Substantial Shareholder.

(c)

At least 14 calendar days prior to effectuating any transfer of equity securities (including Options to acquire such securities, as defined below) that would result in an increase in the amount of Melinta Therapeutics Stock (as defined below) beneficially owned by a Substantial Shareholder or would result in a person or entity becoming a Substantial Shareholder, such Substantial Shareholder shall file with the Court, and serve on counsel to the Debtors advance written notice, in the form of Exhibit B-2 attached to the Final Order, of the intended transfer of equity securities.

(d)

At least 14 calendar days prior to effectuating any transfer of equity securities (including Options to acquire such securities) that would result in a decrease in the amount of Melinta Therapeutics Stock beneficially owned by a Substantial Shareholder or would result in a person or entity ceasing to be a Substantial Shareholder, such Substantial Shareholder shall file with the Court, and serve on counsel to the Debtors advance written notice, in the form of Exhibit B-3 attached to the Final Order, of the intended transfer of equity securities (the notices required to be filed and served under paragraph (c) and this paragraph (d), each a “Notice of Proposed Transfer”).

(e)

The Debtors shall have 14 calendar days after receipt of a Notice of Proposed Transfer to file with the Court and serve on such Substantial Shareholder an objection to any proposed transfer of equity securities described in the Notice of Proposed Transfer on the grounds that such transfer may adversely affect the Debtors’ ability to utilize their Tax Attributes. If the Debtors file an objection, such transaction will not be effective unless approved by a final and non-appealable order of the Court. If the Debtors do not object within such 14-day period, such transaction may proceed solely as set forth in the Notice of Proposed Transfer. Further transactions within the scope of this paragraph must be the subject of additional notices as set forth herein, with an additional 14-day waiting period.

(f)

For purposes of these procedures, (i) a “Substantial Shareholder” is any person or entity (as defined in Treasury Regulations section 1.382-3(a)) which beneficially owns at least 618,781 shares of the common stock of Melinta Therapeutics (the “Melinta Therapeutics Stock”) (which amount represents 4.5% of all Melinta Therapeutics Stock issued and outstanding as of November 6, 2019), and (ii) “Beneficial Ownership” (or any variation thereof of Melinta Therapeutics Stock and Options to acquire Melinta Therapeutics Stock) shall be determined by the Debtors, in accordance with applicable rules under Section 382, Treasury Regulations promulgated thereunder, and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, (A) direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), (B) ownership by the holder’s family members and persons acting in concert with the holder to make a coordinated acquisition of stock, and (C) an Option to acquire Melinta Therapeutics Stock, but only to the extent such Option is treated as exercised under Treasury Regulation section 1.382-4(d). An “Option” is any option or right to acquire stock including, without limitation, any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

3. The following procedures shall apply to claims for tax purposes that shares of equity securities in Melinta Therapeutics are worthless:

(a)

Any worthless stock deduction claim of equity securities in Melinta Therapeutics in violation of the procedures set forth herein (including notice requirements) shall be null and void ab initio as an act in violation of the automatic stay under Bankruptcy Code sections 362 and 105(a).

(b)

Any person or entity (as defined in Treasury Regulations section 1.382-3(a)) who currently is or becomes a 50% Shareholder (as defined below) shall file with this Court, and serve on counsel to the Debtors a notice of such status, in the form of Exhibit B-4 attached to the Final Order, on or before the later of (i) 20 calendar days after the date of this Notice and (ii) ten calendar days after becoming a 50% Shareholder.

(c)

At least 14 days prior to filing any federal or state tax return, or any amendment to such a return, claiming any deduction for the worthlessness of the equity securities (including Options to acquire such securities, as defined below) in Melinta Therapeutics, for a tax year ending before the Debtors’ emergence from chapter 11 protection, such 50% Shareholder shall file with this Court, and serve on counsel to the Debtors advance written notice, in the form of Exhibit B-5 attached to the Final Order (a “Notice of Intent to Claim a Worthless Stock Deduction”), of the intended claim of worthlessness.

(d)

The Debtors will have 14 calendar days after receipt of a Notice of Intent to Claim a Worthless Stock Deduction to file with this Court and serve on such 50% Shareholder an objection to any proposed claim of worthlessness described in the Notice of Intent to Claim a Worthless Stock Deduction on the grounds that such claim might adversely affect the Debtors’ ability to utilize their Tax Attributes. If the Debtors file an objection, such claim will not be permitted unless approved by a final and non-appealable order of this Court. If the Debtors do not object within such 14-day period, such claim may be permitted solely as set forth in the Notice of Intent to Claim a Worthless Stock Deduction. Additional tax returns and amendments within the scope of this paragraph must be the subject of additional notices as set forth herein, with an additional 14-day waiting period.

(e)

For purposes of these procedures, (i) a “50% Shareholder” is any person or entity that at any time since December 31, 2016, has had Beneficial Ownership of 50% or more of the Melinta Therapeutics Stock, and (ii) “Beneficial Ownership” (or any variation thereof of Melinta Therapeutics Stock and Options to acquire Melinta Therapeutics Stock) shall be determined by the Debtors, in accordance with applicable rules under Section 382, Treasury Regulations promulgated thereunder, and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, (A) direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), (B) ownership by the holder’s family members and persons acting in concert with the holder to make a coordinated acquisition of stock, and (C) an Option to acquire Melinta Therapeutics Stock, but only to the extent such Option is treated as exercised under Treasury Regulation section 1.382-4(d).

4. PLEASE TAKE FURTHER NOTICE that, upon the request of any person, counsel for the Debtors, Skadden, Arps, Slate, Meagher & Flom LLP, 155 North Wacker Drive, Chicago, Illinois 60606-1720 (Attn: Ron E. Meisler, Esq. and Christopher M. Dressel, Esq.), and McDermott Will & Emery LLP, The Nemours Building, 1007 North Orange Street, 4th Floor, Wilmington, Delaware 19801 (Attn: David R. Hurst, Esq.), will provide a form of each of the required notices described above.

5. PLEASE TAKE FURTHER NOTICE that a copy of the Final Order may be obtained free of charge from www.kccllc.net/Melinta.

6. FAILURE TO FOLLOW THE PROCEDURES SET FORTH IN THIS NOTICE SHALL CONSTITUTE A VIOLATION OF, AMONG OTHER THINGS, THE AUTOMATIC STAY PRESCRIBED BY BANKRUPTCY CODE SECTION 362.

7. ANY PROHIBITED PURCHASE, SALE, TRADE, OR OTHER TRANSFER OF, OR CLAIM OF WORTHLESSNESS WITH RESPECT TO, EQUITY SECURITIES IN MELINTA THERAPEUTICS IN VIOLATION OF THE ORDER SHALL BE NULL AND VOID AB INITIO AND MAY BE PUNISHED BY CONTEMPT OR OTHER SANCTIONS IMPOSED BY THE BANKRUPTCY COURT.

8. PLEASE TAKE FURTHER NOTICE that the requirements set forth in this Notice are in addition to the requirements of Rule 3001(e) of the Federal Rules of Bankruptcy Procedure and applicable securities, corporate, and other laws, and do not excuse compliance therewith.

Dated:	Wilmington, Delaware
February 13, 2020
MCDERMOTT WILL & EMERY LLP

/s/ David R. Hurst
David R. Hurst (I.D. No. 3743) The Nemours Building 1007 North Orange Street, 4th Floor Wilmington, Delaware 19801 Telephone: (302) 485-3900 Fax: (302) 351-8711

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SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP

Joseph O. Larkin (I.D. No. 4883)

920 North King Street

Wilmington, Delaware 19801

Telephone: (302) 651-3000

Fax: (302) 651-3001

– and –

Ron E. Meisler

Albert L. Hogan III

Christopher M. Dressel

155 North Wacker Drive

Chicago, Illinois 60606-1720

Telephone: (312) 407-0700

Fax: (312) 407-0411

Counsel and Proposed Counsel to Debtors and Debtors-in-Possession